C BASS 2002-CB4

Class AF-4

Balance	$12,710,000.00	Delay	24	WAC	9.093304654
Coupon	5.169	Dated	8/1/2002	NET	8.23511
Settle	8/23/2002	First Payment	9/25/2002	WAM	319

	0% PPC	50% PPC	100% PPC	150% PPC	200% PPC
Yield	Price	Price	Price	Price	Price
	5.100 101-13+	100-25+	100-11	99-31+	99-28+
	5.105 101-11+	100-24	100-10+	99-31	99-28
	5.110 101-09	100-22+	100-09+	99-30+	99-27+
	5.115 101-07	100-21	100-08+	99-30+	99-27+
	5.120 101-04+	100-19+	100-07+	99-30	99-27
	5.125 101-02	100-18	100-07	99-29+	99-27
	5.130 101-00	100-16+	100-06	99-29	99-26+
	5.135 100-29+	100-15	100-05	99-28+	99-26
	5.140 100-27+	100-13+	100-04	99-28	99-26
	5.145 100-25	100-12	100-03	99-28	99-25+
	5.150 100-23	100-10+	100-02+	99-27+	99-25+
	5.155 100-20+	100-09	100-01+	99-27	99-25
	5.160 100-18+	100-08	100-00+	99-26+	99-25
	5.165 100-16	100-06+	99-31+	99-26	99-24+
	5.170 100-13+	100-05	99-30+	99-25+	99-24
	5.175 100-11+	100-03+	99-30	99-25	99-24
	5.180 100-09	100-02	99-29	99-25	99-23+
	5.185 100-07	100-00+	99-28	99-24+	99-23+
	5.190 100-04+	99-31	99-27	99-24	99-23
	5.195 100-02+	99-29+	99-26+	99-23+	99-22+
	5.200 100-00	99-28	99-25+	99-23	99-22+
	5.205 99-30	99-26+	99-24+	99-22+	99-22
	5.210 99-27+	99-25+	99-23+	99-22	99-22
	5.215 99-25+	99-24	99-22+	99-22	99-21+
	5.220 99-23	99-22+	99-22	99-21+	99-21+
	5.225 99-21	99-21	99-21	99-21	99-21
	5.230 99-18+	99-19+	99-20	99-20+	99-20+
	5.235 99-16+	99-18	99-19	99-20	99-20+
	5.240 99-14+	99-16+	99-18+	99-19+	99-20
	5.245 99-12	99-15	99-17+	99-19+	99-20
	5.250 99-10	99-14	99-16+	99-19	99-19+
	5.255 99-07+	99-12+	99-15+	99-18+	99-19
	5.260 99-05+	99-11	99-15	99-18	99-19
	5.265 99-03	99-09+	99-14	99-17+	99-18+
	5.270 99-01	99-08	99-13	99-17	99-18+
	5.275 98-30+	99-06+	99-12	99-16+	99-18
	5.280 98-28+	99-05	99-11	99-16+	99-18
	5.285 98-26+	99-03+	99-10+	99-16	99-17+
	5.290 98-24	99-02+	99-09+	99-15+	99-17
	5.295 98-22	99-01	99-08+	99-15	99-17
	5.300 98-19+	98-31+	99-07+	99-14+	99-16+

WAL	26.02	12.55	6.72	2.92	1.97
Mod Durn	14.01	9.02	5.55	2.65	1.83
Mod Convexity	2.852	1.032	0.372	0.088	0.044
Principal Window	Oct 27 – Jun 29	Jul 13 – Nov 16	May 08 – Mar 10	Mar 05 – Jun 07	Jun 04 – Oct 04

LIBOR_1MO	1.78	1.78	1.78	1.78	1.78
LIBOR_6MO	1.68	1.68	1.68	1.68	1.68
PRIME	4.75	4.75	4.75	4.75	4.75
COFI_11	2.772	2.772	2.772	2.772	2.772
CMT_1YR	1.7	1.7	1.7	1.7	1.7
CMT_3YR	2.37	2.37	2.37	2.37	2.37

Yield Curve	Mat	3MO	6MO	1YR	2YR	3YR	4YR	5YR	6YR
	Yld	1.7331	1.6850	1.7590	2.4265	2.9820	3.4025	3.7520	4.0150

FIRST UNION CAPITAL MARKETS CORP. (FUCMC) HAS PROVIDED THIS DATA AS AN ACCOMMODATION.  BY ACCEPTING THIS DATA, THE RECIPIENT AGRESS THAT FUCMC DOES NOT GUARANTEE AND MAKES NO REPRESENTATION OR WARRANTY WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY, WITH RESPECT TO THIS DATA OR THE ACCURACY, CURRENCY OR COMPLETENESS THEREOF.  BY ACCEPTING THIS DATA, THE RECIPIENT AGREES THAT NEITHER FUCMC, ITS EMPLOYEES NOR ANY OF ITS AFFILIATES SHALL HAVE ANY LIABILITY TO THE RECIPIENT OR ANY OTHER ENTITY CLAIMING BY OR THROUGH THE RECIPIENT FOR ANY LOSS, INJURY, DAMAGES OR EXPENSES ARISING FROM OR OCCASIONED BY OR THROUGH THIS DATA, THE RELIANCE THEREON BY THE RECIPIENT OR ANY OTHER PARTY OR THE PROVISION THEREOF BY FUCMC.~~THIS DATA IS FOR YOUR INFORMATION ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY SECURITIES, INCLUDING ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA.  FUCMC OR ITS AFFILIATES MAY PROVIDE ADVICE OR MAY FROM TIME TO TIME ACQUIRE, HOLD OR SELL POSITIONS IN ANY OF THE SECURITIES THAT MAY BE MENTIONED IN THIS DATA, EITHER FOR ITS OWN ACCOUNT OF FOR THE ACCOUNT OF OTHERS.  FUCMC IS A SUBSIDIARY OF FIRST UNION CORPORATION AND IS A MEMBER OF THE NYSE, THE NASD AND THE SIPC.

C-BASS 2002-CB4 Term Sheet

To Call	0% PPC Group 1, 15 CPR Group 2	50% PPC Group 1, 20 CPR Group 2	100% PPC Group 1, 25 CPR Group 2	150% PPC Group 1 30 CPR Group 2	200% PPC Group 1, 35 CPR Group 2
AF-3
Average Life (years)	8.48	6.07	4.60	2.98	2.39
Modified Duration (years)	6.92	5.22	4.07	2.74	2.22
First Principal Payment	1/25/10	12/25/07	8/25/06	4/25/05	10/25/04
Last Principal Payment	5/25/12	8/25/09	11/25/07	10/25/06	3/25/05
Principal Lockout (months)	88	63	47	31	25
Principal Window (months)	29	21	16	19	6
AF-4
Average Life (years)	10.69	8.02	6.18	4.81	2.88
Modified Duration (years)	8.07	6.44	5.18	4.17	2.62
First Principal Payment	5/25/12	8/25/09	11/25/07	10/25/06	3/25/05
Last Principal Payment	7/25/13	3/25/11	10/25/09	4/25/08	2/25/07
Principal Lockout (months)	116	83	62	49	30
Principal Window (months)	15	20	24	19	24

To Maturity	0% PPC Group 1, 15 CPR Group 2	50% PPC Group 1, 20 CPR Group 2	100% PPC Group 1 25 CPR Group 2	150% PPC Group 1, 30 CPR Group 2	200% PPC Group 1, 35 CPR Group 2
AF-3
Average Life (years)	8.48	6.07	4.60	2.98	2.39
Modified Duration (years)	6.92	5.22	4.07	2.74	2.22
First Principal Payment	1/25/10	12/25/07	8/25/06	4/25/05	10/25/04
Last Principal Payment	5/25/12	8/25/09	11/25/07	10/25/06	3/25/05
Principal Lockout (months)	88	63	47	31	25
Principal Window (months)	29	21	16	19	6
AF-4
Average Life (years)	11.53	8.22	6.18	4.81	2.88
Modified Duration (years)	8.53	6.56	5.18	4.17	2.62
First Principal Payment	5/25/12	8/25/09	11/25/07	10/25/06	3/25/05
Last Principal Payment	2/25/16	6/25/12	12/25/09	4/25/08	2/25/07
Principal Lockout (months)	116	83	62	49	30
Principal Window (months)	46	35	26	19	24

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